Exhibit 10.3

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated January 21, 2009 (the “Assignment and Assumption Agreement”) by and among COMMERCE PLANET, INC., a Utah corporation (the "Parent"), LEGACY MEDIA LLC, a California limited liability company and wholly-owned subsidiary of the Parent (“Legacy”), CONSUMER LOYALTY GROUP, LLC, a California limited liability company and wholly-owned subsidiary of the Parent (“CLG” and collectively with Legacy, the “Sellers”), SUPERFLY ADVERTISING, INC., a Delaware corporation f/k/a Morlex, Inc. (the “Superfly Parent”), and SUPERFLY ADVERTISING, INC., an Indiana corporation, and a wholly-owned subsidiary of Superfly Parent (the “Purchaser”). Capitalized terms not defined herein shall have such meanings as set forth in the Amended and Restated Asset Purchase Agreement.

W I T N E S S E T H:

WHEREAS, on September 16, 2008, the parties entered into an asset purchase agreement, as amended and restated on December 16, 2008 (the “Amended and Restated Asset Purchase Agreement”), pursuant to which the Sellers proposed to sell to the Purchaser, and the Purchaser proposed to purchase from the Sellers, certain assets used or held for use by the Sellers in the conduct of the Business as a going concern, and the Purchaser proposed to assume certain of the liabilities and obligations of the Sellers (the “Acquisition”);

WHEREAS, the Sellers are parties to the Assumed Contracts relating to the Business, and such Assumed Contracts are legal, valid, binding and enforceable in accordance with their respective terms with respect to the Sellers and with respect to each other party to such Assumed Contracts;

WHEREAS, the Sellers have all Permits required or desirable in connection with the conduct of the Business, and all such Permits are in full force and effect; and

WHEREAS, the Sellers desire to assign all Assumed Contracts, Assumed Liabilities, and Permits in connection with the Business to the Purchaser, and the Purchaser desires to assume and accept the assignment of all Assumed Contracts, Assumed Liabilities, and Permits.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

SECTION 1. ASSIGNMENT.

The Sellers hereby assign to the Purchaser, its successors and assigns, all of their rights, title and interest, and delegates all of their obligations and liabilities, to the Assumed Contracts, Assumed Liabilities, and Permits.

SECTION 2. ASSUMPTION.

(a)       The Purchaser hereby assumes all covenants, agreements and other obligations to be performed or observed by the Sellers and/or the Parent under the Assumed Contracts, Assumed Liabilities, and Permits.

(b)       The Purchaser hereby agrees that it will perform all of the covenants and obligations of the Sellers and/or the Parent under the Assumed Contracts, Assumed Liabilities, and Permits.

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SECTION 3. CONSENT AND RELEASE.

The Sellers, the Parent, Superfly Parent and the Purchaser hereby (a) consent to the assignment by the Sellers to the Purchaser of the Assumed Contracts, Assumed Liabilities, and Permits, and (b) consent to the assumption by the Purchaser of the Sellers’ obligations under the Assumed Contracts, Assumed Liabilities, and Permits as contemplated by this Assignment and Assumption Agreement.

SECTION 4. NO DEFAULTS.

(a)       The Sellers and the Parent hereby represent to the Purchaser that as of the date of this Assignment and Assumption Agreement there exists no event of default under the Assumed Contracts, Assumed Liabilities, and Permits and no event exists which, with the giving of notice or passage of time or both, would become an event of default under the Assumed Contracts, Assumed Liabilities, and Permits.

SECTION 5. MISCELLANEOUS.

(a)       This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)       This Assignment and Assumption Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

(c)       This Assignment and Assumption Agreement shall be governed by and construed in accordance with the law of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be duly executed as the date first above written.

COMMERCE PLANET, INC.

By:	/s/ Anthony G. Roth
Name:	Anthony G. Roth
Title:	President and Chief Executive Officer

LEGACY MEDIA, LLC

By: Commerce Planet, Inc., as parent corporation

By:	/s/ Anthony G. Roth
Name:	Anthony G. Roth
Title:	President and Chief Executive Officer

CONSUMER LOYALTY GROUP, LLC

By: Commerce Planet, Inc., as parent corporation

By:	/s/ Anthony G. Roth
Name:	Anthony G. Roth
Title:	President and Chief Executive Officer

SUPERFLY ADVERTISING, INC., A DELAWARE CORPORATION

By:	/s/ Richard J. Berman
Name:	Richard J. Berman
Title:	Chairman of the Board

SUPERFLY ADVERTISING, INC., AN INDIANA CORPORATION

By:	/s/ Richard J. Berman
Name:	Richard J. Berman
Title:	Chief Executive Officer